===============================================================================
                                                                   EXHIBIT 25.1

===============================================================================

                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)     |_|
                               [GRAPHIC OMITTED]

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

           New York                              13-5160382
           (State of incorporation               (I.R.S. employer
           if not a U.S. national bank)          identification no.)

           One Wall Street, New York, N.Y.       10286
           (Address of principal                 (Zip code)
           executive offices)

[GRAPHIC OMITTED]

                        The Jean Coutu Group (PJC) Inc.
              (Exact name of obligor as specified in its charter)

           Quebec, Canada                        Not Applicable
           (State or other jurisdiction of       (I.R.S. employer
           incorporation or organization)        identification no.)

           530 Beriault Street
           Longueuil, Quebec, Canada             J4G1S8
           (Address of principal executive       (Zip code)
           offices)

                          3090671 Nova Scotia Company
              (Exact name of obligor as specified in its charter)

           Nova Scotia                           Not Applicable
           (State or other jurisdiction of       (I.R.S. employer
           incorporation or organization)        identification no.)

           530 Beriault Street
           Longueuil, Quebec, Canada             J4G1S8
           (Address of principal executive       (Zip code)
           offices)

                          3090672 Nova Scotia Company
              (Exact name of obligor as specified in its charter)

          Nova Scotia                            Not Applicable
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          530 Beriault Street
          Longueuil, Quebec, Canada              J4G1S8
          (Address of principal executive        (Zip code)
          offices)

                             Brooks Pharmacy, Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                               05-0520980
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                              Eckerd Corporation
              (Exact name of obligor as specified in its charter)

          Delaware                               51-0378122
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                              Eckerd Fleet, Inc.
              (Exact name of obligor as specified in its charter)

          Florida                                59-1935574
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                   02886
          (Address of principal executive        (Zip code)
          offices)

                             EDC Drug Stores, Inc.
              (Exact name of obligor as specified in its charter)

          North Carolina                         56-0596933
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                              EDC Licensing, Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                               75-2833647
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                          Genovese Drug Stores, Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                               11-1556812
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                           JCG Holdings (USA), Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                               20-1147565
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                     Jean Coutu Group Holdings (USA), LLC
              (Exact name of obligor as specified in its charter)

          Delaware                               20-1147689
          (State or other jurisdiction of        (I.R.S. employer
          incorporation or organization)         identification no.)

          50 Service Road
          Warwick, Rhode Island                  02886
          (Address of principal executive        (Zip code)
          offices)

                             Maxi Drug North, Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                                05-0520884
          (State or other jurisdiction of         (I.R.S. employer
          incorporation or organization)          identification no.)

          50 Service Road
          Warwick, Rhode Island                   02886
          (Address of principal                   (Zip code)
          executive offices)

                             Maxi Drug South, L.P.
              (Exact name of obligor as specified in its charter)

          Delaware                                05-0520885
          (State or other jurisdiction of         (I.R.S. employer
          incorporation or organization)          identification no.)

          50 Service Road
          Warwick, Rhode Island                   02886
          (Address of principal                   (Zip code)
          executive offices)

                               Maxi Drug, Inc.
             (Exact name of obligor as specified in its charter)

         Delaware                                04-2960944
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         50 Service Road
         Warwick, Rhode Island                   02886
         (Address of principal                   (Zip code)
         executive offices)

                               Maxi Green Inc.
             (Exact name of obligor as specified in its charter)

         Vermont                                 45-0515111
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         50 Service Road
         Warwick, Rhode Island                   02886
         (Address of principal                   (Zip code)
         executive offices)

                             MC Woonsocket, Inc.
             (Exact name of obligor as specified in its charter)

         Rhode Island                            05-0490941
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         50 Service Road
         Warwick, Rhode Island                   02886
         (Address of principal                   (Zip code)
         executive offices)

                          P.J.C. Distribution, Inc.
             (Exact name of obligor as specified in its charter)

         Delaware                                22-3252604
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         50 Service Road
         Warwick, Rhode Island                   02886
         (Address of principal                   (Zip code)
         executive offices)

                           P.J.C. of Vermont, Inc.
             (Exact name of obligor as specified in its charter)

         Vermont                                 05-0498065
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         50 Service Road
         Warwick, Rhode Island                   02886
         (Address of principal                   (Zip code)
         executive offices)

                           P.J.C. Realty Co., Inc.
             (Exact name of obligor as specified in its charter)

         Delaware                                04-2967938
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         50 Service Road
         Warwick, Rhode Island                   02886
         (Address of principal                   (Zip code)
         executive offices)

                          Paterson's Pharmacies Ltd.
             (Exact name of obligor as specified in its charter)

         Ontario                                 Not Applicable
         (State or other jurisdiction of         (I.R.S. employer
         incorporation or organization)          identification no.)

         530 Beriault Street
         Longueuil, Quebec, Canada               J4G1S8
         (Address of principal                   (Zip code)
         executive offices)

                           PJC Arlington Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573827
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                          PJC Dorchester Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573791
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                             PJC Essex Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 20-1151746
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                           PJC Haverhill Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573831
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                           PJC Hyde Park Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573796
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                           PJC Lease Holdings, Inc.
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573780
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                          PJC Manchester Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573821
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                           PJC Mansfield Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 01-0573814
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                          PJC New London Realty LLC
             (Exact name of obligor as specified in its charter)

        Delaware                                 20-1151630
        (State or other jurisdiction of          (I.R.S. employer
        incorporation or organization)           identification no.)

        50 Service Road
        Warwick, Rhode Island                    02886
        (Address of principal                    (Zip code)
        executive offices)

                            PJC Norwich Realty LLC
             (Exact name of obligor as specified in its charter)

       Delaware                                  20-1151724
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                            PJC of Cranston, Inc.
             (Exact name of obligor as specified in its charter)

       Rhode Island                              05-0481150
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                         PJC of East Providence, Inc.
             (Exact name of obligor as specified in its charter)

       Rhode Island                              05-0481152
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                          PJC of Massachusetts, Inc.
             (Exact name of obligor as specified in its charter)

       Massachusetts                             05-0481151
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                          PJC of Rhode Island, Inc.
             (Exact name of obligor as specified in its charter)

       Rhode Island                              23-1979613
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                          PJC of West Warwick, Inc.
             (Exact name of obligor as specified in its charter)

       Rhode Island                              01-0573850
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                         PJC Peterborough Realty LLC
             (Exact name of obligor as specified in its charter)

       Delaware                                  20-1151661
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                          PJC Providence Realty LLC
             (Exact name of obligor as specified in its charter)

       Delaware                                  01-0573850
       (State or other jurisdiction of           (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                             PJC Realty MA, Inc.
             (Exact name of obligor as specified in its charter)

       Massachusetts                             20-0692817
       (State or other jurisdiction of            (I.R.S. employer
       incorporation or organization)            identification no.)

       50 Service Road
       Warwick, Rhode Island                     02886
       (Address of principal executive           (Zip code)
       offices)

                             PJC Realty N.E. LLC
             (Exact name of obligor as specified in its charter)

      Delaware                                   01-0573835
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      50 Service Road
      Warwick, Rhode Island                      02886
      (Address of principal executive            (Zip code)
      offices)

                            PJC Revere Realty LLC
             (Exact name of obligor as specified in its charter)

      Delaware                                   01-0573818
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      50 Service Road
      Warwick, Rhode Island                      02886
      (Address of principal executive            (Zip code)
      offices)

                      PJC Special Realty Holdings, Inc.
             (Exact name of obligor as specified in its charter)

      Delaware                                   01-0573843
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      50 Service Road
      Warwick, Rhode Island                      02886
      (Address of principal executive            (Zip code)
      offices)

                          RX Information Centre Ltd.
             (Exact name of obligor as specified in its charter)

      Quebec                                     Not Applicable
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      530 Beriault Street
      Longueuil, Quebec, Canada                  J4G1S8
      (Address of principal executive            (Zip code)
      offices)

                           Services Securivol Inc.
             (Exact name of obligor as specified in its charter)

      Quebec                                     Not Applicable
      (State or other jurisdiction of            (I.R.S. - employer
      incorporation or organization)             identification no.)

      530 Beriault Street
      Longueuil, Quebec, Canada                  J4G1S8
      (Address of principal executive            (Zip code)
      offices)

                     The Jean Coutu Group (PJC) USA, Inc.
             (Exact name of obligor as specified in its charter)

      Delaware                                   04-2925810
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      50 Service Road
      Warwick, Rhode Island                      02886
      (Address of principal executive            (Zip code)
      offices)

                               Thrift Drug Inc.
             (Exact name of obligor as specified in its charter)

      Delaware                                   22-2098063
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      50 Service Road
      Warwick, Rhode Island                      02886
      (Address of principal executive            (Zip code)
      offices)

                          Thrift Drug Services, Inc.
             (Exact name of obligor as specified in its charter)

      Delaware                                   74-2605432
      (State or other jurisdiction of            (I.R.S. employer
      incorporation or organization)             identification no.)

      50 Service Road
      Warwick, Rhode Island                      02886
      (Address of principal executive            (Zip code)
      offices)



                         7-5/8% Senior Notes due 2012
                      (Title of the indenture securities)

===============================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------
              Name                           Address
--------------------------------------------------------------

     Superintendent of Banks of      2 Rector Street, New
     the State of New York           York, N.Y. 10006, and
                                     Albany, N.Y. 12203

     Federal Reserve Bank of         33 Liberty Plaza,
     New York                        New York, N.Y. 10045

     Federal Deposit Insurance       Washington, D.C. 20429
     Corporation

     New York Clearing House         New York, New York 10005
     Association

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.
                                    - 15 -

                                   SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of November, 2004.

                                  THE BANK OF NEW YORK


                                  By: /s/    Van K. Brown
                                      ---------------------
                                      Name:  Van K. Brown
                                      Title: Vice President

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of November, 2004.

                                  THE BANK OF NEW YORK


                                  By: /S/    VAN K. BROWN
                                      ---------------------
                                      Name:  VAN K. BROWN
                                      Title: VICE PRESIDENT

                                                                       EXHIBIT 7

-------------------------------------------------------------------------------
                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                              Dollar Amounts
                                                               In Thousands

ASSETS

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin          $2,954,963
  Interest-bearing balances.........................          10,036,895
Securities:
  Held-to-maturity securities.......................           1,437,899
  Available-for-sale securities.....................          20,505,806
Federal funds sold and securities purchased under
  agreements to resell..............................
  Federal funds sold in domestic offices............           5,482,900
  Securities purchased under agreements to resell...             838,105
Loans and lease financing receivables:
  Loans and leases held for sale....................              48,034
  Loans and leases, net of unearned income..........          38,299,913
  LESS: Allowance for loan and lease losses.........             594,926
  Loans and leases, net of unearned income and
   allowance........................................          37,704,987
Trading Assets......................................           2,986,727
Premises and fixed assets (including
  capitalized leases)...............................             957,249
Other real estate owned.............................                 374
Investments in unconsolidated subsidiaries and
  associated companies..............................             246,280
Customers' liability to this bank on
  acceptances outstanding...........................             251,948
Intangible assets...................................
  Goodwill..........................................           2,699,812
  Other intangible assets...........................             755,311




  Other assets......................................           7,629,093
                                                             ------------
  Total assets......................................          $94,536,38
                                                             ============

LIABILITIES

Deposits:
  In domestic offices...............................         $36,481,716
  Noninterest-bearing...............................          15,636,690
  Interest-bearing..................................          20,845,026
  In foreign offices, Edge and Agreement
   subsidiaries, and IBFs...........................           25,163,274
  Noninterest-bearing...............................             413,981
  Interest-bearing..................................          24,749,293
Federal funds purchased and securities sold under
  agreements to repurchase..........................
  Federal funds purchased in domestic offices.......             898,340
  Securities sold under agreements to repurchase....             721,016
Trading liabilities.................................           2,377,862
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases).........................          10,475,320
Not applicable
Bank's liability on acceptances executed and
  outstanding.......................................             254,569
Subordinated notes and debentures...................           2,422,807
Other liabilities...................................
                                                               7,321,226
                                                             ------------
Total liabilities...................................          $86,116,13
                                                             ============

Minority interest in consolidated subsidiaries......             139,967

EQUITY CAPITAL
Perpetual preferred stock and related surplus.......                   0
Common stock........................................           1,135,284
Surplus.............................................           2,082,308
Retained earnings...................................           5,118,989
Accumulated other comprehensive income..............             (56,295)
Other equity capital components.....................                   0
-------------------------------------------------------------------------
Total equity capital................................           8,280,286
                                                             ------------
Total liabilities, minority interest, and equity
  capital...........................................         $94,536,383
                                                             ============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                   Thomas J. Mastro,
                               Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                   ----
Thomas A. Renyi
Gerald L. Hassell                    Directors
Alan R. Griffith

                   ----


-------------------------------------------------------------------------------